Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-11481) pertaining to the France Telecom Liquidity plan for US Employees of Orange SA and on Form S-8 (No. 333-120669) pertaining to the France Telecom U.S. Employee Shareholding – November 2004 Plan of our audit report dated February 10, 2005 (for notes 1 to 32) and May 12, 2005 (for note 33) appearing in the Annual Report on Form 20-F of France Telecom for the fiscal year ended December 31, 2004.

/s/ DELOITTE & ASSOCIES

Neuilly sur Seine, France
May 16, 2005